EXHIBIT 10

[LOGO] KPMG

             112 East Pecan, Suite 2400
             San Antonia, TX 78205-1585

                        Consent of Independent Auditors
                        -------------------------------

     The Board of Directors of USAA Life Insurance Company and Contractowners of the Separate Account of USAA Life Insurance Company:

     We consent to the use of our reports included herein for the USAA Life Insurance Company and for the Separate Account of USAA Life Insurance Company, and to the references to our firm under the heading "Financial Information" and "Independent Auditors" in the Registration Statement.

                                   /s/KPMG LLP

     San Antonio, Texas
     April 18, 2002